UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2004

SRA INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31334	54-1360804
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

4350 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 803-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Form of Agreements Under 2002 Stock Incentive Plan

The Registrant from time to time issues stock options, restricted stock or other stock-based awards to the employees, officers and directors of the Registrant or its subsidiary corporations and other eligible participants, pursuant to the SRA International, Inc. 2002 Stock Incentive Plan (the “2002 Plan”). The Registrant filed a copy of the 2002 Plan as Exhibit 10.3 to Amendment No. 1 to Form S-1 Registration Statement filed with the Securities and Exchange Commission on April 25, 2002.

Filed herewith as Exhibits 10.1 to 10.3 are the form of agreements used in connection with the 2002 Plan for grants of stock options and restricted stock awards, and which are incorporated herein by reference. From time to time, the Registrant may issue stock options, restricted stock or other stock-based awards on terms different from those in the form agreements filed herewith.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: December 14, 2004	By:	/s/ Stephen C. Hughes
Stephen C. Hughes Senior Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Nonstatutory Stock Option Agreement under 2002 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement under 2002 Stock Incentive Plan

10.3	Form of Restricted Stock Agreement under 2002 Stock Incentive Plan